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                                                                    EXHIBIT 99.1

[Logo of US Unwired]                 901 Lakeshore Drive, Lake Charles, LA 70601
                                                             Phone: 337.436.9000
                                                               www.usunwired.com

Contact: US Unwired
         Ed Moise, Investor Relations
         (337) 310-3500
         ir@usunwired.com

                        US UNWIRED TO ACQUIRE GEORGIA PCS
                             ----------------------
Transaction Increases Sprint PCS Network Partner's Licensed POPs to Over 17.6
                                     Million

LAKE CHARLES, LA (February 11, 2002)--US Unwired Inc. (Nasdaq/NM:UNWR), a Sprint PCS (NYSE:PCS) Network Partner, today announced that it has signed a definitive agreement to acquire Sprint PCS Network Partner Georgia PCS Management, L.L.C. in a transaction valued at approximately $90.4 million. The transaction would increase US Unwired's Sprint PCS service territory by 1.4 million residents to more than 17.6 million, including those covered by the pending acquisition of IWO Holdings, Inc.

Under the terms of the agreement, US Unwired would issue 5.5 million shares of class A common stock. Based on US Unwired's closing stock price of $6.49 on February 8, 2002, the shares had an aggregate market value of $35.7 million. The company would also repay up to $54.75 million of Georgia PCS' indebtedness. Concurrent with the transaction, US Unwired will add a $40 million term loan B to its existing senior credit facility.

Key rationales for the transaction are as follows:

    o Excellent Location--The Georgia PCS service territory is adjacent to Sprint PCS' Atlanta market on both the north and south and is a logical extension of US Unwired's existing southeastern footprint. Georgia PCS' largest market, Macon, is located just 45 minutes from Hartsfield International Airport.

    o Attractive Demographics--Georgia PCS would provide the company access to Georgia's fast-growing population fueled by Atlanta. With an average household income of more than $30,000 and a population growth above the national average, Georgia PCS' service territory has appealing demographics. In addition, Georgia PCS averages only 3.3 competitors per market.

    o Developed Network--Georgia PCS has completed its initial network build-out. Its network covers approximately 1 million people, or 69% of those in its service territory.

    o Robust Roaming Corridor--With the heavily trafficked portions of interstates 16, 75 and 95 in its service territory,Georgia PCS' network generates robust roaming activity. During the fourth quarter of 2001, each Georgia PCS cell site averaged approximately 45,000 roaming minutes per month and the company's ratio of inbound to outbound roaming minutes of use was approximately 1.4 to 1, netting $1.8 million. Together with Georgia PCS, US Unwired would serve half of the interstate highways entering Atlanta, Georgia and all the interstates entering Florida.

    o Successful Operational Performance--As of December 31, 2001, Georgia PCS had approximately 36,600 subscribers, representing 3.7% penetration in only 33 months of operation. Approximate average revenue per customer was $61 during the three months ended December 31, 2001, excluding roaming revenue from Sprint PCS.

"Georgia PCS would provide US Unwired access to some of the most attractive and fastest-growing markets in the South," said Robert Piper, US Unwired's President and CEO. "Its service territory is adjacent to our own, which allows us to leverage our existing operations and experience with southeastern markets. We are excited about the prospect of incorporating the Georgia PCS organization into our own."

"US Unwired's strong balance sheet, over-funded business plan, proximity to our markets and experienced management team combine to create the ideal partner for Georgia PCS," said Roger Futch, President and Chairman, Georgia PCS Management, L.L.C. "More importantly, we share the same commitment and dedication in becoming the leading wireless service provider in our service territory."

In connection with the transaction, US Unwired will add a $40 million term loan B to its existing senior credit facility. The loan is fully subscribed, will fund at closing and bear interest at LIBOR plus 4%; 96% of the loan matures in 2008.
                                       1

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UNWR to Acquire Georgia PCS
Page 2
February 11, 2001

The members of Georgia PCS and the US Unwired board of directors have approved the transaction. It is subject to certain approvals from Sprint PCS and completion of Georgia PCS' 2001 financial audit as well as expiration or early termination of the 30-day waiting period under the Hart-Scott Rodino Antitrust Improvements Act. The transaction is expected to close in March 2002. Shares of US Unwired common stock to be issued in the transaction will not have been registered under the Securities Act of 1933 and may not be offered or sold by the persons to whom they will be issued absent registration under the Securities Act or the availability of an exemption from such registration.

Falkenberg Capital served as financial advisor to US Unwired while Nations Media Partners served as financial advisor to Georgia PCS.

US Unwired will hold a conference call to discuss this transaction at 9:30 a.m. Eastern Time on February 11, 2002. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue to be available through March 11, 2002. Links to these events and management's presentation can be found at http://www.usunwired.com. If Internet access is unavailable, investors and other interested parties may listen to the teleconference by calling (800) 492-7568. The teleconference will be available for replay until February 18, 2002, by calling (858) 812-6440, and entering 20344358 when prompted for the access code.

Registration Statement on Form S-4

US Unwired has previously announced its proposed merger with IWO Holdings, Inc. and has filed with the Securities and Exchange Commission a registration statement on Form S-4 (Registration no. 333-81928) that pertains to that merger. The registration statement has not yet been declared effective, and the proxy statement/prospectus that is included in the registration statement is preliminary and subject to amendment and completion. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FINAL PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED IWO HOLDINGS MERGER WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about US Unwired Inc. and IWO Holdings, Inc., without charge, at the SEC's web site at www.sec.gov. Copies of the final proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to:
Investor Relations, US Unwired Inc., 901 Lakeshore Drive, Lake Charles, LA, 70601, Phone: 337-310-3500, Fax: 337-310-3250.

US Unwired Inc. and its directors and executive officers may be deemed to be "participants in the solicitation" of shareholders of US Unwired Inc. in connection with the proposed IWO Holdings merger. Information concerning directors and executive officers and their direct or indirect interests, by security holdings or otherwise, can be found in the definitive proxy statement of US Unwired Inc. filed with the SEC on March 26, 2001.

This communication is not an offer to purchase shares or units of IWO Holdings, Inc. or Georgia PCS Management, L.L.C. nor is it an offer to sell shares of US Unwired Inc. common stock which may be issued in any proposed merger with IWO Holdings, Inc. or Georgia PCS Management, L.L.C.

About US Unwired
US Unwired Inc., headquartered in Lake Charles, La., holds direct or indirect ownership interests in three Sprint PCS Network Partners: Louisiana Unwired, Texas Unwired and Gulf Coast Wireless. Through Louisiana Unwired and Texas Unwired, US Unwired is authorized to build, operate and manage wireless mobility communications network products and services under the Sprint PCS brand name in 41 markets, currently serving approximately 236,000 Sprint PCS customers. US Unwired's Sprint PCS territory includes portions of southern Tennessee, eastern Texas, southern Arkansas, Mississippi, Alabama, the Florida panhandle, and significant portions of Louisiana. In addition, US Unwired provides cellular and paging service in southwest Louisiana. For more information on US Unwired and its products and services, visit the company's web site at http://www.usunwired.com. US Unwired is traded on the Nasdaq exchange under the
-------------------------
symbol "UNWR".

About IWO Holdings

IWO Holdings, Inc., headquartered in Albany, NY, is a Sprint PCS Network Partner, providing 100 percent digital, 100 percent PCS products and services under the Sprint PCS brand name. Independent Wireless One currently serves over 125,000 subscribers in a contiguous territory with a population of 6.1 million that extends in New York from suburban New York City to the Canadian border, and from Syracuse east to include all of Vermont, New Hampshire (excluding Nashua) and portions of western Massachusetts and northeastern Pennsylvania. For more information, visit the IWO Holdings, Inc. web site at http://www.iwocorp.com.
                                                      ----------------------

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UNWR to Acquire Georgia PCS
Page 3
February 11, 2001


About Georgia PCS
Georgia PCS Management, L.L.C., is a Sprint PCS Network Partner providing wireless mobility communications network products and services under the Sprint brand for a license population of about 1.4 million throughout the markets of Brunswick, Centerville, Dalton, Dublin, Macon, Rome, Valdosta and Warner Robins. Based in Macon, Georgia PCS is principally owned by 13 independent telephone companies with operations throughout Georgia, Florida and Tennessee.

About Sprint
Sprint is a global communications company serving 23 million business and residential customers in more than 70 countries. With more than 80,000 employees worldwide and $23 billion in annual revenues, Sprint is widely recognized for developing, engineering and deploying state of the art network technologies, including the United States' first nationwide all-digital, fiber-optic network. Sprint's award-winning Tier 1 Internet backbone is being extended to key global markets to provide customers with a broad portfolio of scaleable IP products. Sprint's high-capacity, high-speed network gives customers fast, dependable, non-stop access to the vast majority of the world's Internet content. Sprint also operates the largest 100-percent digital, nationwide PCS wireless network in the United States, already serving the majority of the nation's metropolitan areas including more than 4,000 cities and communities.

For more information, visit the Sprint PCS web site at http://www.sprintpcs.com.
                                                       -------------------------

This press release contains forward-looking statements. Forward-looking statements are statements about current and future business strategy, operations, capabilities, construction plan, construction schedule, financial projections, plans and objectives of management, expected actions of third parties and other matters. Forward-looking statements often include words like believes, belief, expects, plans, anticipates, intends, projects, estimates, may, might, would, or similar words. Forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the ability to successfully integrate the business of US Unwired, IWO Holdings and Georgia PCS; the competitiveness of and the financial impact of Sprint PCS pricing plans, products and services; the ability of Sprint PCS to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the IWO Holdings's network; the potential need for additional capital; unanticipated future losses; the significant level of indebtedness of the companies; and volatility of US Unwired's stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this press release, please refer to the following sections in the filings with the Securities and Exchange Commission that are identified below:

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
Filing                                                            Section(s)
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
US Unwired's preliminary proxy statement/prospectus contained     "RISK FACTORS;" and "SPECIAL NOTE CONCERNING FORWARD-LOOKING
in its Form S-4 registration statement, registration no.          STATEMENTS"
333-81928, originally filed February 1, 2002, as it may have been amended thereafter

US Unwired's Form 10-Q for the quarter ended September 30,        Item 2, Management's Discussion and Analysis of Financial
2001                                                              Condition and Results of Operations, first two paragraphs

US Unwired's Form 10-K for the year ended December 31, 2000       The two paragraphs that precede Part I; and "Risk Factors
                                                                  Related to US Unwired" and "Risks Related to the Wireless
                                                                  Telecommunications Industry" in Part I, Item 1.

IWO Holdingss Form 10-Q for the quarter ended September 30,       Item 2, Management's Discussion and Analysis of Financial
2001                                                              Condition and Results of Operations, "Forward-Looking
                                                                  Statements"

IWO Holdings's prospectus contained in its Form S-4               "RISK FACTORS"; and "FORWARD-LOOKING STATEMENTS"
registration statement, registration no. 333-58902 (Amendment
No. 3, filed July 27, 2001)

Neither company will undertake to update or revise any forward-looking statement contained herein.
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